As filed with the Securities and Exchange Commission on August 10, 2000

                                                           Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                          Philip Morris Companies Inc.
             (Exact name of registrant as specified in its charter)

           Virginia                                              13-326-245
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)
            120 Park Avenue
           New York, New York                                     10017
(Address of Principal Executive Offices)                       (Zip Code)

                                   ----------
                         2000 Performance Incentive Plan
             2000 Stock Compensation Plan for Non-Employee Directors

                           (Full titles of the plans)

                                   ----------
                               G. PENN HOLSENBECK

        Vice President, Associate General Counsel and Corporate Secretary
                          PHILIP MORRIS COMPANIES INC.
                                 120 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)
                                 (917) 663-5000
          (Telephone number, including area code, of agent for service)

                                   ----------

===================================================================================================================================
                                                   CALCULATION OF REGISTRATION FEE
===================================================================================================================================

                                                                                                        Proposed
                                                                                         Proposed        maximum
                                                                    Amount                maximum       aggregate        Amount of
   Title of securities                                              to be              offering price   offering       registration
    to be registered              Title of Plan                   registered            per share(1)     price(1)           fee
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.33 1/3  2000 Performance Incentive Plan         120,000,000 shs. (2)     $26.28125  $3,153,750,000.00  $832,590.00
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.33 1/3  2000 Stock Compensation Plan for          1,000,000 shs. (2)     $26.28125  $   26,281,250.00  $  6,938.25
                          Non-Employee Directors
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Total 121,000,000 shs. (2)     $26.28125  $3,180,031,250.00  $839,528.25
===================================================================================================================================

      (1) Estimated solely for the purpose of computing the registration fee and calculated in accordance with Rule 457(c) under the Securities Act of 1933, based upon the average of the high and low prices for the Common Stock reported in the consolidated reporting system on August 4, 2000.
      (2) Plus such additional shares as may be issued by reason of stock splits, stock dividends or similar transactions.
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION.

      Not required to be filed with the Securities and Exchange Commission (the "Commission").

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

      Not required to be filed with the Commission.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed by Philip Morris Companies Inc. (the "Company") with the Commission (File No. 1-8940) are incorporated herein by reference and made a part hereof: (i) the description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-B, dated July 1, 1985, as amended by Amendment No. 1 on Form 8, dated April 27, 1989; (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 1999; (iii) the Company's Current Reports on Form 8-K, dated January 26, 2000 and June 25, 2000; and (iv) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000.

      All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of the Prospectus and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus.

ITEM 4. DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Virginia Stock Corporation Act (the "Virginia Act") permits the Company to indemnify its officers and directors in connection with certain actions, suits and proceedings brought against them if they acted in good faith and believed their conduct to be in the best interests of the Company and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. The Virginia Act requires such indemnification when a director entirely prevails in the defense of any proceeding to which he was a party because he is or was a director of the Company, and further provides that the Company may make any other or further indemnity (including indemnity with respect to a proceeding by or in the right of the Company), and may make additional provision for advances and reimbursement of expenses, if authorized by its articles of incorporation or stockholder-adopted by-laws, except an indemnity against willful misconduct or a knowing violation of the criminal law. The Virginia Act establishes a statutory limit on liability of officers and directors of the Company for damages assessed against them in a suit brought by or in the right of the Company or brought by or on behalf of stockholders of the Company and authorizes the Company, with stockholder approval, to specify a lower monetary limit on liability in the Company's articles of incorporation or by-laws; however, the liability of an officer or director shall not be limited if such officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law. The Company's articles of incorporation provide that an officer or director or former officer or director of the Company shall be indemnified to the full extent permitted by the Virginia Act as currently in effect or as hereafter amended in connection with any action, suit or proceeding brought by or in the right of the Company or brought by or on behalf of stockholders of the Company. The Company's articles of incorporation further provide for the limitation or elimination of the liability of an officer or director or former officer or director of the Company for monetary damages to the Company or its stockholders in any action, suit or proceeding, to the full extent permitted by the Virginia Act as currently in effect or as hereafter amended. In addition, the Company carries insurance on behalf of directors and officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8. EXHIBITS.

Exhibit No.       Description
-----------       -----------

   4.1 2000 Performance Incentive Plan (filed as Exhibit A to the Company's proxy statement dated March 10, 2000, and incorporated herein by reference).

   4.2 2000 Stock Compensation Plan for Non-Employee Directors (filed as Exhibit B to the Company's proxy statement dated March 10, 2000, and incorporated herein by reference).

   4.3            Restated Articles of Incorporation of the Company (filed as
                  Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997, and incorporated herein by reference).

   4.4 By-Laws, as amended, of the Company (filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2000, and incorporated herein by reference).

    5 Opinion of Hunton & Williams as to the legality of the securities being registered (filed herewith).

  23.1            Consent of Hunton & Williams (included in Exhibit 5).

  23.2            Consent of PricewaterhouseCoopers LLP (filed herewith).

   24             Powers of Attorney executed by Elizabeth E. Bailey, Geoffrey
                  C. Bible, Harold Brown, Jane Evans, J. Dudley Fishburn, Robert
                  E. R. Huntley, Billie Jean King, John D. Nichols, Lucio A. Noto, John S. Reed, Carlos Slim Helu and Stephen M. Wolf (filed herewith).

ITEM 9. UNDERTAKINGS.

      (a) The undersigned registrant hereby undertakes:

            1. To file, during any period in which offers or sales are made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

            2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 10th day of August, 2000.

                                        PHILIP MORRIS COMPANIES INC.


                                        By: /s/ GEOFFREY C. BIBLE
                                            ------------------------------------
                                            Geoffrey C. Bible,
                                            Chairman of the Board
                                            and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                      Title                   Date
               ---------                      -----                   ----


        /S/ GEOFFREY C. BIBLE         Director, Chairman of the  August 10, 2000
------------------------------------  Board and Chief
            (Geoffrey C. Bible)       Executive Officer


        /S/ LOUIS C. CAMILLERI        Senior Vice President and  August 10, 2000
------------------------------------  Chief Financial Officer
            (Louis C. Camilleri)


        /S/ JOSEPH A. TIESI           Vice President and         August 10, 2000
------------------------------------  Controller
            (Joseph A. Tiesi)

Elizabeth E. Bailey, Harold Brown,
Jane Evans, J. Dudley Fishburn,
Robert E. R. Huntley, Billie Jean
King, John D. Nichols, Lucio A. Noto,
John S. Reed, Carlos Slim Helu and
Stephen M. Wolf                       Directors


By: /s/ LOUIS C. CAMILLERI                                       August 10, 2000
    -------------------------------------
    (Louis C. Camilleri, Attorney-in-fact)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    4.1 2000 Performance Incentive Plan (filed as Exhibit A to the Company's proxy statement dated March 10, 2000, and incorporated herein by reference).

    4.2 2000 Stock Compensation Plan for Non-Employee Directors (filed as Exhibit B to the Company's proxy statement dated March 10, 2000, and incorporated herein by reference).

    4.3           Restated Articles of Incorporation of the Company (filed as
                  Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997, and incorporated herein by reference).

    4.4 By-Laws, as amended, of the Company (filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2000, and incorporated herein by reference).

     5 Opinion of Hunton & Williams as to the legality of the securities being registered (filed herewith).

   23.1           Consent of Hunton & Williams (included in Exhibit 5).

   23.2           Consent of PricewaterhouseCoopers LLP (filed herewith).

    24            Powers of Attorney executed by Elizabeth E. Bailey, Geoffrey
                  C. Bible, Harold Brown, Jane Evans, J. Dudley Fishburn, Robert
                  E. R. Huntley, Billie Jean King, John D. Nichols, Lucio A. Noto, John S. Reed, Carlos Slim Helu and Stephen M. Wolf (filed herewith).